EXHIBIT 32.2

CERTIFICATION BY THE SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Visant Corporation (the “Company”) on Form 10-Q for the period ended July 4, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James S. Simpson, Senior Vice President, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2015	/s/James S. Simpson
James S. Simpson
Senior Vice President, Chief Financial Officer
(principal financial officer)